AS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON  MAY  17,  1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              ____________________

                                  NETTAXI, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               NEVADA                                          82-0486102
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                          Identification Number)

         1696  DELL  AVENUE
        CAMPBELL, CALIFORNIA                                     95008
(Address of Principal Executive Offices)                       (Zip Code)


If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]
                              ____________________

  Securities Act registration statement file number to which this form relates:

                                    333-78129

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                                (Title of Class)

Item  1.          Description  of  the Registrant's Securities to be Registered.

     This Registration Statement relates to the Common Stock, par value $0.001 per share, of Nettaxi, Inc. (the "Registrant"). Reference is made to the information set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-78129) as originally filed with the Securities and Exchange Commission on May 7, 1999, and as subsequently amended (the "Registration Statement"), and in the Prospectus included as part of the Registration Statement, which information is incorporated herein by reference.

Item  2.          Exhibits

     The following exhibits are filed herewith or incorporated herein by reference:

Exhibit Number  Description of Exhibit
--------------  ---------------------------------------------------------------------------

           3.1  Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Registration Statement)

           3.2  Certificate of Amendment to the Articles of Incorporation of the Company
                (incorporated herein by reference to Exhibit 3.2 to the Registration
                Statement)

           3.3  By-Laws of the Company (incorporated herein by reference to Exhibit 3.3 to the Registration Statement)

           4.1  Specimen Common Stock Certificate of the Company (incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

           4.2  Convertible Debenture dated March 31, 1999 in favor of RGC International
                Investors, LDC (incorporated herein by reference to Exhibit 4.3 to the
                Registration Statement)

          99.1  The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages 77-84 of the Prospectus included in the Registration Statement.

                                    SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     May  17,  1999

NETTAXI,  INC.


By:  /s/  ROBERT  A.  ROSITANO,  Jr.
------------------------------------
Robert  A.  Rositano,  Jr.
Chief  Executive  Officer

                                  EXHIBIT INDEX

The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit Number  Description of Exhibit
--------------  -------------------------------------------------------------------------------

           3.1  Articles of Incorporation of the Company (incorporated herein by reference to
                Exhibit 3.1 to the Registration Statement)

           3.2  Certificate of Amendment to the Articles of Incorporation of the Company
                (incorporated herein by reference to Exhibit 3.2 to the Registration Statement)

           3.3  By-Laws of the Company (incorporated herein by reference to Exhibit 3.3 to the Registration Statement)

           4.1  Specimen Common Stock Certificate of the Company (incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

           4.2  Convertible Debenture dated March 31, 1999 in favor of RGC International
                Investors, LDC (incorporated herein by reference to Exhibit 4.3 to the
                Registration Statement)

          99.1  The description of the Registrant's Common Stock set forth under the caption
                "Description of Capital Stock" on pages 77-84 of the Prospectus included in the Registration Statement.

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